UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2005


                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

    Ontario                         000-28882                       N/A
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                                7799 Pardee Lane
                            Oakland, California 94621
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (510) 563-5000


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5      Corporate Governance and Management

Item 5.02      Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

On June 2, 2005, World Heart Corporation (the "Company") issued a press release announcing the appointment of Richard Juelis as Vice President, Finance and Chief Financial Officer. Mr. Juelis has more than twenty-five years of experience in the healthcare field with both large and emerging companies. Over the last fifteen years, Mr. Juelis has also served as Chief Financial Officer at three San Francisco Bay Area public companies: Xoma Corporation, Vivus, Inc. and most recently at Cellegy Pharmaceutical, Inc

A copy of the press release announcing the appointment is furnished as Exhibit
99.1 to this report and incorporated herein by reference.

Item 9.01.     Financial Statements, Pro Forma Financial Information and
                Exhibits.

     (c)       Exhibits.

     The following exhibit is being filed herewith:

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release, dated June 2, 2005, announcing the appointment of Richard Juelis as Vice President, Finance and Chief Financial Officer of World Heart Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2005

                                        WORLD HEART CORPORATION



                                        By:  /s/ Ronald Beeson
                                             -----------------------------------
                                             Name:     Ronald Beeson
                                             Title:    Financial Director

EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release, dated June 2, 2005, announcing the appointment of Richard Juelis as Vice President, Finance and Chief Financial Officer of World Heart Corporation.